Supplement Dated August 30, 2016 to Prospectus August 7, 2005

CG Variable Life Insurance Separate Account A

The Group Variable Universal Life Insurance Policy

This Supplement should be retained with the August 7, 2005 Product Prospectus for The Group Variable Universal Life Insurance Policy issued by Connecticut General Life Insurance Company.

Effective August 30, 2016, the PIMCO VIT Money Market Portfolio – Institutional Class will be closed and all funds will be liquidated. Unless you provide us with instructions otherwise, any proceeds of the liquidation out of the PIMCO VIT Money Market Portfolio – Institutional Class will be transferred to the Goldman Sachs VIT Government Money Market Fund.

Effective August 30, 2016, the PIMCO Money Market Portfolio provision under “The Variable Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

Goldman Sachs VIT Government Money Market Fund

The Portfolio seeks maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

In addition, effective August 30, 2016, the PIMCO Money Market Portfolio entry in the “Investment Advisors” listing of funds under the “Investment Risk” section of the Prospectus is deleted and replaced with the following:

Goldman Sachs VIT Government Money Market Fund is a portfolio of the Goldman Sachs Variable Insurance Trust.

Goldman Sachs Asset Management, L.P. is the investment adviser to Goldman Sachs Variable Insurance Trust.

GVUL Product Prospectus Supplement (08/2016)